Exhibit 10.33

AGREEMENT ON CASINO BERTH TRACT

THIS AGREEMENT is made and entered on the 15th day of August, 2002, by and between the following parties—

the SECRETARY OF STATE for and on behalf of the State of Mississippi in his capacity as land commissioner for the State of Mississippi and as trustee of the Public Trust for Tidelands and Submerged Lands (STATE); and

ISLE OF CAPRI CASINOS, INC. and RIVERBOAT CORPORATION OF MISSISSIPPI, a Mississippi corporation, doing business as the Isle of Capri Casino (ISLE).

I.	PURPOSE OF AGREEMENT

(1) On the 15th day of August, 2002, STATE and ISLE along with the City of Biloxi (CITY) and the Board of Trustees of State Institutions of Higher Learning (IHL) entered into a Compromise and Settlement Agreement pertaining to the parties’ claims and interests in the POINT CADET PROPERTY as defined in that agreement, said agreement hereinafter referred to as the POINT CADET AGREEMENT.

(2) ISLE currently leases from the STATE, CITY, and IHL certain areas of the POINT CADET PROPERTY for the operation of facilities used in association with the Isle of Capri Casino in Biloxi, Mississippi.

(3) On May 12, 1992, ISLE and Biloxi Port Commission (BPC) executed an Amendment and Restatement of Berth Rental Agreement. On August 13, 1996, ISLE and BPC entered a Second Amendment to Berth Rental Agreement for the purpose of substituting a new legal description for the location of its gaming vessel. On December 14, 1999, ISLE and BPC entered a Third Amendment to Berth Rental Agreement. Said Amendment and Restatement of Berth Rental Agreement, together with any additional amendments and restatements to said lease and all renewals and extensions as provided therein, are hereinafter collectively referred to as the BERTH RENTAL AGREEMENT. The area covered by the BERTH RENTAL AGREEMENT is depicted by cross-hatching on the plat attached hereto as Exhibit A, hereinafter referred to as the BERTH TRACT.

(4) Future plans for the BERTH TRACT by ISLE will require the dredging of a certain area currently covered by the POINT CADET AGREEMENT and the wharfing and filling of a certain area currently covered in the BERTH RENTAL AGREEMENT. The areas to be dredged and wharfed are depicted by cross-hatching on the plat attached hereto as Exhibit B.

(5) Ancillary to the POINT CADET AGREEMENT, it is the desire of STATE and ISLE to set forth in this Agreement the mutual understanding of the parties concerning, the BERTH RENTAL AGREEMENT and the BERTH TRACT.

II.	TERMS OF UNDERSTANDING

(1) STATE acknowledges and recognizes the BERTH RENTAL AGREEMENT.

(2) For the purpose of reconfiguring the BERTH TRACT in order to accommodate a larger gaming vessel to be operated by ISLE, STATE finds acceptable, and hereby consents to, the dredging. wharfing and filling by ISLE of the areas shown in Exhibit B attached hereto insofar as covered in Department of the Army Permit Number MS99-02967-U.

(3) STATE will cooperate in the amending CITY LEASES to the extent necessary to take into account the BERTH TRACT.

(4) So long as the BERTH TRACT remains under lease to ISLE from BPC, STATE will seek no additional rent from ISLE for occupation or use of tidelands in BERTH TRACT other than as provided under Paragraphs III(4) and IV(l) of the POINT CADET AGREEMENT.

(5) In the event that BPC ceases to exist, or in the event that STATE is determined to be the leasing authority for the BERTH TRACT, then STATE agrees it will lease the BERTH TRACT to ISLE on the same terms then contained in the BERTH RENTAL AGREEMENT, provided (i) ISLE is at the time operating a gaming vessel on said tract with adjoining land based facilities, and (ii) the BERTH RENTAL AGREEMENT provides for the rent to be paid in cash and such rental provisions were negotiated at arms length.

(6) To the extent required by the location of the proposed ISLE multi-level parking garage described in Paragraph V of the POINT CADET AGREEMENT, STATE will cooperate in amending the boardwalk easement set forth in the BERTH RENTAL AGREEMENT.

(7) State recognizes and acknowledges all agreements, contracts, or covenants either created by or incurred in conjunction with the issuance of bonds or any other form or secured financing which encumbers any portion of the BERTH TRACT or is secured by a pledge of either rents generated by or income created by any portion of the BERTH TRACT.

IX.	Miscellaneous

(1) This Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties hereto.

(2) The parties hereto agree to amend this Agreement from time to time to incorporate more specific descriptions of property and tracts depicted on the plats or exhibits attached hereto, as such descriptions become available.

(3) STATE and ISLE hereby agree and stipulate that no resolution reached in this Agreement will be used in any proceeding or litigation, either offensively or defensively, relating to any claim or interest involving any other property beyond the BERTH TRACT.

(4) To the extent the rights, obligations, covenants and duties herein affect the use, possession, disposition, assignment, transfer, lease or encumbrance of real property, those rights obligations, covenants, and duties shall run with the land described herein as the BERTH TRACT.

(5) All terms in this Agreement printed in all capital letters and not defined herein shall have the meaning as defined in the POINT CADET AGREEMENT described in Paragraph I(1) hereof.

(6) The Attorney General of the State of Mississippi approves this AGREEMENT in his capacity as legal counsel for STATE.

(7) This AGREEMENT shall take effect at the same time the POINT CADET AGREEMENT shall take effect.

STATE OF MISSISSIPPI, BY AND THROUGH ERIC CLARK, SECRETARY OF STATE

AND

ERIC CLARK, SECRETARY OF STATE, AS TRUSTEE OF THE PUBLIC TRUST TIDELANDS

By	/s/
ERIC CLARK
Executed this the 12th day of August, 2002

ISLE OF CAPRI CASINOS, INC, A DELAWARE CORPORATION

AND

RIVERBOAT CORPORATION OF MISSISSIPPI, A MISSISSIPPI CORPORATION, DOING BUSINESS AS THE ISLE OF CAPRI CASINO

By	/s/
Name	John M. Galloway
Office	President
Executed this the 15th day of August, 2002

Attest:	/s/
Name	Rexford Yeisley
Office	SVP & CFO
Executed this the 15th day of August, 2002

APPROVED BY:

/s/
RONNIE MUSGROVE, GOVERNOR
Executed this the 13th day of August, 2002

MIKE MOORE, ATTORNEY GENERAL
FOR THE STATE OF MISSISSIPPI
IN HIS CAPACITY AS LEGAL COUNSEL
FOR, ERIC CLARK, SECRETARY OF STATE AND BOARD OF TRUSTEES OF STATE INSTITUTIONS OF HIGHER LEARNING

By	/s/
Mike Moore
Executed this the 13th day of August, 2002

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